UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2007

CommunitySouth Financial Corporation
(Exact name of registrant
as specified in its charter)

South Carolina	000-51896	20-0934786
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6650 Calhoun Memorial Parkway, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 306-2540

Not Applicable
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_|     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_|     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_|     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02. Results of Operations and Financial Condition

On October 25, 2007, CommunitySouth Financial Corporation, holding company for CommunitySouth Bank and Trust, issued a press release announcing its financial results for the quarter ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

     (c)     Exhibits

      Exhibit No.      Exhibit

     99.1                 Earnings Press Release for the quarter ended September 30, 2007.

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITYSOUTH FINANCIAL CORPORATION

By: /s/ John W. Hobbs
Name: John W. Hobbs
Title: Chief Financial Officer

Dated: October 30, 2007